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Microfilm Number  9750-113                    Filed with the Department of State on    June 30, 1997
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                                                            XXXXXXXXXXXXXXXXXXXXXXXXX
Entity Number     963486                                 ------------------------------
                  ------                                  Secretary of the Commonwealth

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             ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                            DSCB: 15-1915 (Rev 90)


     In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is:         Drug Screening Systems, Inc.
                                     ------------------------------------------

     --------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name or its commercial re-registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

  (a)
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     Number and Street


     --------------------------------------------------------------------------
     City                     State                    Zip         County

  (b) c/o:  Prentice Hall Corporation System                           Dauphin
     --------------------------------------------------------------------------
     Name of Commercial Registered Office Provider                  County


For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.




3. The statute by or under which it was incorporated is: 15 P.S. Section 1204
                                                        -----------------------

4. The date of its incorporation is:  March 17, 1987
                                     ------------------------------------------
5. (Check, and if appropriate complete, one of the following):

      X     The amendment shall be effective upon filing these Articles of
    -----   Amendment in the Department of State.

            The amendment shall be effective on:                at
    -----                                      ---------------    ------------
                                                  Date                 Hour

6. (Check one of the following):

            The amendment was adopted by the shareholders (or members) pursuant
    -----   to 15 Pa.C.S. Section 1914(a) and (b).

      X     The amendment was adopted by the board of directors pursuant to
    -----   15 Pa.C.S. Section 1914(c)

7. (Check, and if appropriate complete, one of the following):

      X     The amendment adopted by the corporation, set forth in full, is as
    -----   follows:

                    Article One of the Articles of Incorporation is hereby amended to read as follows:

                        "1.  The name of the corporation is: DSSI Corporation."

            The amendment adopted by the corporation is set forth in full in
    -----   Exhibit A attached hereto and made a part hereof.
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(Check if the amendment restates the Articles):

            The restated Articles of Incorporation supersede the original
    -----   Articles and all amendments thereto.


IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 16th day of June 1997.



                                        Drug Screening Systems, Inc.
                                        --------------------------------------
                                                    (Name of Corporation)

                                        By:    /s/ JOSEPH R. SHAYA
                                               --------------------------------

                                        TITLE: Joseph R. Shaya, President
                                               --------------------------------